REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of NETUPDATE, INC.:

     We have audited the accompanying consolidated balance sheets of NETUPDATE, INC. as at December 31, 2007 and 2006, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2007 and 2006. NETUPDATE, INC.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company incurred recurring losses and negative cash flows and is dependent on its ability to raise capital from issuance of common stock and short-term borrowing. These factors, along with other matters as set forth in Note 1, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

“Cinnamon Jang Willoughby”
Chartered Accountants

Burnaby, Canada
March 31, 2008

Consolidated Financial Statements of

NETUPDATE, INC.

(Expressed in U.S. dollars)

Years Ended December 31, 2007 and 2006

NETUPDATE, INC.
Consolidated Balance Sheets
(Expressed in U.S. dollars)
Years ended December 31, 2007 and 2006

	December 31,	December 31,
	2007	2006
	$	$
Assets
Current Assets
Cash and cash equivalents	$20,817	$42,958
Accounts receivable, net of allowance for doubtful accounts of $3,805
and $5,442, respectively	34,242	48,989
Prepaid expenses	33,194	15,962

Total Current Assets	88,253	107,909
Property and equipment (Note 3)	46,552	62,584
Deposits	11,941	11,941

Total Assets	$146,746	$182,434

Liabilities and Stockholders' Equity
Current Liabilities
Short-term borrowings (Note 4)	$204,000	$304,393
Accounts payable	3,123	25,782
Accrued liabilities (Note 5)	785,219	414,424
Due to shareholder (Note 6)	5,310,000	3,962,000
Deferred revenue	232,884	204,393

Total Current Liabilities	6,535,226	4,910,642
Going Concern (Note 1)
Commitments (Note 10)
Subsequent Events (Note 12)

Stockholders' Equity (Note 7)

Common stock, $0.001 par value; Issued and outstanding: 9,522,949
and, 9,522,949 respectively	2,416,654	2,416,654
Series A preferred stock, no par value; Issued and outstanding:
3,810,818 and 3,810,818 respectively	8,971,193	8,971,193
Series B preferred stock, no par value; Issued and outstanding:
852,297 and 852,297 respectively	2,000,000	2,000,000
Series C preferred stock, no par value; Issued and outstanding:
12,167,977 and 12,167,977	8,042,571	8,042,571
Series D preferred stock, no par value; Issued and outstanding:
7,376,923 and 7,376,923	4,477,500	4,477,500
Series E preferred stock, no par value; Issued and outstanding:
113,747,900 and 113,747,900	4,473,682	4,473,682
Accumulated deficit	(36,770,080)	(35,109,808)
Total Stockholders' Equity	(6,388,480)	(4,728,208)

Total Liabilities and Stockholders' Equity	$146,746	$182,434

See accompanying notes to the consolidated financial statements

NETUPDATE, INC.
Consolidated Statements of Operations
(Expressed in U.S. dollars)
Years ended December 31, 2007 and 2006

	Years Ended
	December 31,
	2007	2006
Net Revenues	$748,057	$616,635
Operating Expenses
Amortization	36,517	61,676
Bad Debt Expense	8,870	20,934
Interest Expense	393,368	283,564
Research and development	661,595	696,679
Selling, general and administrative	1,307,979	1,464,696
Total Operating Expenses	2,408,329	2,527,549
Net Operating Loss Before Other Items	(1,660,272)	(1,910,914)

Gain(Loss) Assets	-	116
Gain(Loss) Other	-	784
Net Loss for the Year	$(1,660,272)	$(1,910,014)
Net Loss Per Common Share – Basic and Diluted	$(22.40)	$(25.77)
Weighted Average Common Shares Outstanding	9,522,949	9,522,949

See accompanying notes to the consolidated financial statements

NETUPDATE, INC.
Consolidated Statements of Stockholders' Equity
(Expressed in U.S. dollars)
Years ended December 31, 2007 and 2006

	Series A Preferred		Series B Preferred				Series D Preferred							Total
	Stock		Stock		Series C Preferred Stock		Stock		Series E Preferred Stock		Common Stock		Accumulated	Stockholders'
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Deficit	Equity
	#	$	#	$	#	$	#	$	#	$	#	$	$	$

Balance, December 31, 2005	3,810,818	8,971,193	852,297 0	2,000,00	12,167,977	8,042,571	7,376,923	4,477,500	113,747,900	4,473,682	9,522,949	2,416,653	(33,199,793)	(2,818,194)

Net loss for the year	-	-											(1,910,014)

Balance, December 31, 2006	3,810,818	8,971,193	852,297	2,000,000	12,167,977	8,042,571	7,376,923	4,477,500	113,747,900	4,473,682	9,522,949	2,416,653	(35,109,807)	(4,728,208)

Net loss for the year													(1,660,272)

Balance, December 31, 2007	3,810,818	8,971,193	852,297	2,000,000	12,167,977	8,042,571	7,376,923	4,477,500	113,747,900	4,473,682	9,522,949	2,416,653	(36,770,079)	(6,388,480)

See accompanying notes to the consolidated financial statements

NETUPDATE, INC.
Consolidated Statements of Cash Flows
(Expressed in U.S. dollars)
Years ended December 31, 2007 and 2006

	Years Ended
	December 31,
	2007	2006
	$	$
Operating Activities
Net loss for the year	$(1,660,272)	$(1,910,014)

Amortization	36,517	61,676
Bad debt	8,870	20,934

Changes in operating asset and liabilities:

Accounts receivable	5,877	(14,526)
Prepaid expenses	(17,232)	11,459
Accounts payable	(22,659)	3,081
Accrued liabilities	370,795	239,080
Deferred revenue	28,491	61,708

Net Cash Flows Used In Operating Activities	(1,249,613)	(1,526,602)
Investing Activities
Purchases of property and equipment	20,485	(18,735)

Financing Activities
Increase in short-term borrowings	1,348,000	1,569,000
Repayment of short-term loan	(100,043)	-

Net Cash Flows Provided By Financing Activities	1,247,957	1,569,000

Increase (Decrease) in Cash and Cash Equivalents	(22,141)	24,023
Cash and Cash Equivalents, Beginning of Year	42,958	18,935
Cash and Cash Equivalents, End of Year	$20,817	$42,958

Supplemental Disclosures:
Interest paid	5,475	3,567
Taxes paid	-	-

See accompanying notes to the consolidated financial statements

NETUPDATE, INC.
Notes to the Consolidated Financial Statements
(Expressed in U.S. dollars)
Years Ended December 31, 2007 and 2006

1.	Nature of Operations and Continuance of Business

NETUPDATE (the "Company") was incorporated under the laws of the State of Washington on June 16, 1999, as New Loanupdate.com, Inc. On November 30, 2001, Articles of Amendment were filed to change the name to Netupdate, Inc. The Company's primary business activity is providing online loan websites for banks, credit unions and mortgage lenders. These consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States applicable to a going concern, which contemplates the realization of assets and discharge of liabilities in the normal course of business. The Company has incurred recurring losses and negative cash flows from operations and as at December 31, 2007 has an accumulated deficit of $36,770,079 (2006: 35,109,808). The Company also had a working capital deficit of $6,446,973 as of December 31, 2007 (2006: 4,802,733). Additional debt or equity financing of approximately $1,200,000 will be required for the next twelve months and may not be available on reasonable terms. Operations to date have primarily been financed through the issuance of common stock and short-term borrowing. These factors raise substantial doubt regarding the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Management's intention is to sell the Company to a suitable acquirer or generate sufficient financing through the sale of common stock, and also by an increased level of revenues generated. There can be no certainty whatsoever that these sources will provide the additional funds required for the twelve months. See Note 10 for sale of operating assets subsequent to year end.

2.	Significant Accounting Policies

	(a)	Basis of Presentation

These consolidated financial statements include the accounts of the parent company and its wholly owned subsidiary Byte Enterprises, Inc. All significant inter-company accounts and transactions have been eliminated.

	(b)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company regularly evaluates estimates and assumptions related to useful life and recoverability of long-lived assets, goodwill, accounts receivable, stock-based compensation and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

NETUPDATE, INC.
Notes to the Consolidated Financial Statements
(Expressed in U.S. dollars)
Years Ended December 31, 2007 and 2006

2.	Significant Accounting Policies (continued…)

	(c)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents.

	(d)	Accounts Receivable

The Company recognizes allowances for doubtful accounts to ensure accounts receivable are not overstated due to the inability or unwillingness of its customers to make required payments. The allowance is based on the age of receivable and the specific identification of receivables the Company considers at risk. The Company classifies allowances for doubtful accounts expenses as general and administrative expenses.

	(e)	Property and Equipment

Property and equipment are recorded at cost. Amortization has been provided using the following rates and methods:

Computer hardware	Straight-line over 3 years
Computer software	Straight-line over est. life
Office equipment	Straight-line over 5 years

(f)	Software Development Costs

The Company accounts for software development costs in accordance with Statement of Financial Accounting Standard ("SFAS") No. 86, "Accounting for Costs of Computer Software to be Sold, Leased, or otherwise Marketed", which requires companies to expense software development costs as they incur them until technological feasibility has been established, at which time those costs are capitalized until the product is available for release to the customer. Software development costs are included in research and development costs on the statements of operations.

(g)	Impairment of Long-lived Assets

In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the carrying value of intangible assets and other long-lived assets is reviewed on a regular basis for the existence of facts or circumstances that may suggest impairment. The Company recognizes impairment when the sum of the expected undiscounted future cash flows is less than the carrying amount of the asset. Impairment losses, if any, are measured as the excess of the carrying amount of the asset over its estimated fair value.

(h)	Financial Instruments and Concentrations

Fair values:

The fair values of cash, accounts receivable, short-term borrowings, accounts payable, accrued liabilities, due to/from related parties and loans payable, approximate carrying values due to the immediate or short-term maturity of these financial instruments.

NETUPDATE, INC.
Notes to the Consolidated Financial Statements
(Expressed in U.S. dollars)
Years Ended December 31, 2007 and 2006

2.	Significant Accounting Policies (continued…)

	(h)	Financial Instruments and Concentrations (continued…)

Credit risk:

Financial instruments that potentially subject the Company to a concentration of credit risk consist primarily of cash and accounts receivable. The Company limits its exposure to credit loss by placing its cash with high credit quality financial institutions. The Company's customers are located in the United States. The Company performs ongoing credit evaluations, does not require collateral and establishes an allowance for doubtful accounts based on the age of the receivable and the specific identification of receivables the Company consider at risk.

	(i)	Comprehensive Income

SFAS No. 130, “Reporting Comprehensive Income” establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As at December 31, 2007, the Company had no comprehensive income.

	(j)	Income Taxes

The Company follows the asset and liability method of accounting for income taxes. Under this method, current taxes are recognized for the estimated income taxes payable for the current period. Deferred income taxes are provided based on the estimated future tax effects of temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax basis as well as the benefit of losses available to be carried forward to future years for tax purposes. Deferred tax assets and liabilities are measured using enacted tax rates that are expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. A valuation allowance is recorded for deferred tax assets when it is not more likely than not that the future tax assets will be realized.

	(k)	Revenue Recognition

The Company recognizes revenue in accordance with U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin No. ("SAB") 104, "Revenue Recognition in Financial Statements". Revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectibility is reasonably assured. The Company earns revenues from the sale of annual and monthly non-refundable licenses for OriginatorPro products. License fees are recognized over the license period from the commencement of the license term.

	(l)	Research and Development Costs

Research and development costs are expensed as incurred.

NETUPDATE, INC.
Notes to the Consolidated Financial Statements
(Expressed in U.S. dollars)
Years Ended December 31, 2007 and 2006

2.	Significant Accounting Policies (continued…)

	(m)	Basic and Diluted Net Income (Loss) per Share

The Company computes net income (loss) per share in accordance with SFAS No. 128, "Earnings per Share". SFAS No. 128 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of common shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period including stock options, using the treasury stock method, and convertible preferred stock, using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential common shares if their effect is anti-dilutive. As of December 31, 2007, there are 8,983,109 outstanding stock options and no outstanding share purchase warrants, which have all been excluded from the above calculations as they would be anti- dilutive.

	(n)	Stock-based Compensation

The Company previously applied the intrinsic value method of accounting as prescribed by APB Opinion No. 25 “Accounting for Stock Issued to Employees” and related interpretations, in accounting for options granted to employees. As such, compensation expense was recorded on the date of the grant when the market price of the underlying stock exceeded the exercise price. SFAS 123 established accounting and disclosure requirements when using the fair value based method of accounting for stock-based compensation plans.

Effective February 1, 2006, the Company adopted the fair value recognition provisions of SFAS No. 123R "Share Based Payments" using the modified retrospective transition method. SFAS 123R requires companies to estimate the fair value of share-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as expense ratably over the requisite service periods. The Company has estimated the fair value of each award as of the date of grant or assumption using the Black-Scholes option pricing model, which was developed for use in estimating the value of traded options that have no vesting restrictions and that are freely transferable. The Black- Scholes model considers, among other factors, the expected life of the award and the expected volatility of the Company's stock price. Although the Black-Scholes model meets the requirements of SFAS 123R and SAB 107, the fair values generated by the model may not be indicative of the actual fair values of the Company's awards, as it does not consider other factors important to those share-based payment awards, such as continued employment, periodic vesting requirements, and limited transferability.

SFAS No. 123R requires the estimation of forfeitures when recognizing compensation expense and that this estimate of forfeitures be adjusted over the requisite service period should actual forfeitures differ from such estimates. Changes in estimated forfeitures are recognized through a cumulative adjustment, which is recognized in the period of change and which impacts the amount of unamortized compensation expense to be recognized in future periods.

NETUPDATE, INC.
Notes to the Consolidated Financial Statements
(Expressed in U.S. dollars)
Years Ended December 31, 2007 and 2006

2.	Significant Accounting Policies (continued…)

	(o)	Recent Accounting Pronouncements

In February 2007, the Financial Accounting Standards Board ("FASB") issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115". This statement permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of SFAS No. 159 apply only to entities that elect the fair value option. However, the amendment to SFAS No. 115 "Accounting for Certain Investments in Debt and Equity Securities" applies to all entities with available-for-sale and trading securities. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS No. 157, "Fair Value Measurements". The adoption of this statement is not expected to have a material effect on the Company's future reported financial position or results of operations.

In September 2006, the SEC issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements." SAB No. 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements. SAB No. 108 requires companies to quantify misstatements using a balance sheet and income statement approach and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB No. 108 is effective for periods ending after November 15, 2006. The Company is currently assessing the impact of adopting SAB 108 but does not expect that it will have a material effect on its future reported financial position or results of operations. The carrying amount of the assets sold and the liabilities assumed are as follows:

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)". This statement requires employers to recognize the over-funded or under-funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The provisions of SFAS No. 158 are effective for employers with publicly traded equity securities as of the end of the fiscal year ending after December 15, 2006. The adoption of this statement is not expected to have a material effect on the Company's future reported financial position or results of operations.

NETUPDATE, INC.
Notes to the Consolidated Financial Statements
(Expressed in U.S. dollars)
Years Ended December 31, 2007 and 2006

2.	Significant Accounting Policies (continued…)

	(o)	Recent Accounting Pronouncements (continued…)

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements". The objective of SFAS No. 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007. The adoption of this statement is not expected to have a material effect on the Company's future reported financial position or results of operations.

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statements No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes by prescribing a two-step method of first evaluating whether a tax position has met a more likely than not recognition threshold and second, measuring that tax position to determine the amount of benefit to be recognized in the financial statements. FIN 48 provides guidance on the presentation of such positions within a classified statement of financial position as well as on de-recognition, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of this statement is not expected to have a material effect on the Company's future reported financial position or results of operations.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". This statement requires all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable, and permits for subsequent measurement using either fair value measurement with changes in fair value reflected in earnings or the amortization and impairment requirements of Statement No. 140. The subsequent measurement of separately recognized servicing assets and servicing liabilities at fair value eliminates the necessity for entities that manage the risks inherent in servicing assets and servicing liabilities with derivatives to qualify for hedge accounting treatment and eliminates the characterization of declines in fair value as impairments or direct write-downs. SFAS No. 156 is effective for an entity's first fiscal year beginning after September 15, 2006. The adoption of this statement is not expected to have a material effect on the Company's future reported financial position or results of operations.

	(p)	Reclassifications

Certain reclassifications have been made to the prior year's financial statements to conform to the current period's presentation.

NETUPDATE, INC.
Notes to the Consolidated Financial Statements
(Expressed in U.S. dollars)
Years Ended December 31, 2007 and 2006

3.	Property and Equipment

			December 31,	December 31,
			2007	2006
		Accumulated	Net Carrying	Net Carrying
	Cost	Amortization	Value	Value
	$	$	$	$

Computer hardware	260,521	233,747	26,774	31,252
Computer software	77,568	64,982	12,586	19,845
Office equipment	90,165	82,973	7,192	11,487

	428,254	381,703	46,551	62,584

Amortization expense totalled $36,517 and $61,676 for the years ended December 31, 2007 and 2006, respectively.

4.	Short-term Borrowings

	December 31,	December 31,
	2007	2006
	$	$

Silicon Valley Bank Line of Credit bears interest at prime rate.
Interest only loan with principal due at maturity (March 1, 2008)
Guaranteed by Alexander Hutton Venture Partners	204,000	304,393

The line of credit was paid out on January 29, 2008 by Alexander Hutton Venture Partners

5.	Accrued Liabilities

	December 31,	December 31,
	2007	2006
	$	$
Accrued Interest Payable	747,956	378,030
Payroll deductions and benefits	22,711	29,920
Other	14,552	6,474
	785,219	414,424

NETUPDATE
Notes to the Consolidated Financial Statements
(Expressed in U.S. dollars)
Years Ended December 31, 2007 and 2006

6.	Due to Shareholder

(a)

As at December 31, 2007, a total balance of $5,310,000 (2006 - $3,962,000) was due to Alexander Hutton Venture Partners, which has a common Director. The principle amounts bear interest at 8% per annum, due upon demand.

7.	Stockholders’ Equity

(a) Authorized:

50,000,000	Common stock, no par value
175,000,000	Preferred stock, no par value, designated as follows:
6,500,000	Series A convertible preferred stock
852,297	Series B convertible preferred stock
18,000,000	Series C convertible preferred stock
7,376,924	Series D convertible preferred stock
125,000,000	Series E convertible preferred stock
17,270,779	Unissued and undesignated

Each holder of the Company's Series A convertible preferred stock is entitled to vote on all matters submitted to a vote of the Company's stockholders and shall be entitled to that number of votes equal to the number of whole shares of Common Stock into which such holders shares of Series A preferred stock could be converted into. The Series A convertible preferred shares are entitled to noncumulative cash dividends at a rate of $0.187728 per annum on each outstanding share when declared.

Each Series A preferred stock may, at the option of the holder, be converted at any time into such number of fully paid and nonassessable shares of Common at a rate equal to $1.9089 multiplied by the number of Series A preferred shares being converted. The Series A preferred shares could also convert automatically into the number of common shares as previously noted immediately prior to the closing of a firm commitment underwritten public offering by the Company of shares of Common Stock registered under the Securities Act of 1933, as amended, in which the gross offering proceeds are at least $20,000,000 and the per share price at which such shares of Common stock are offered to the public is greater than $0.25 per share or the vote of a majority of the then-outstanding shares of the Series A preferred stock, voting as a single class.

In the event of liquidation, dissolution or winding up of the Company or other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs or upon a reduction of capital, the holders of the Series A convertible preferred shares will be entitled to receive an amount equal to $1.1733 of each such share, before any amount is paid or the assets of the Company will be distributed to the holders of common shares and other preferred shareholders. After payment of the aforesaid amounts to a holder of the Series A convertible preferred shares, they will not, as such, be entitled to share any further in the distribution of the assets of the Company.

NETUPDATE
Notes to the Consolidated Financial Statements
(Expressed in U.S. dollars)
Years Ended December 31, 2007 and 2006

7.	Stockholders’ Equity (continued…)

Each holder of the Company Series B non-voting convertible preferred stock, may, at the option of the holder, be converted at any time into one share of Common Stock. The Series B holders are entitled to receive a non-cumulative cash dividend, if and when declared by the Board of Directors, out of funds legally available for such purchase.

Upon thirty days notice to the holders of Series B Preferred Stock, the Corporation may convert each share of Series B Preferred Stock, or any number of shares thereof, into one share of Common Stock. Each share of Series B Preferred Stock shall be converted automatically, without any further action by the holders of such shares into one share of Common Stock upon the earlier of (i) immediately prior to the closing of a public offering by the Corporation of shares of Common Stock, or (ii) immediately prior to the closing of a sale of substantially all of the assets of the Corporation or a change in control of more then fifty percent of the outstanding equity go the Corporation.

In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily, the holders of Series B Preferred Stock shall be entitled to receive prior and in preference to any distribution of assets or surplus funds to the holders of Common Stock, but subsequent and subordinate to any series of preferred stock with liquidation rights and preferences ranking senior to Series B Preferred Stock, including without limitation shares of Series A Preferred Stock, Series C preferred Stock Series D Preferred Stock and Series E preferred stock, liquidation amounts equal to $1.1733 per share.

Each holder of the Company's Series C convertible preferred stock is entitled to vote on all matters submitted to a vote of the Company's stockholders and shall be entitled to that number of votes equal to the number of whole shares of Common Stock into which such holders shares of Series C preferred stock could be converted into.

Each Series C preferred stock may, at the option of the holder, be converted at any time into one share of Common Stock. The Series C preferred shares could also convert automatically immediately prior to the closing of a firm commitment underwritten public offering by the Company of shares of Common Stock registered under the Securities Act of 1933, as amended, in which the gross offering proceeds are at least $20,000,000 and the per share price at which such shares of Common stock are offered to the public is greater than $0.25 per share or the vote of a majority of the then-outstanding shares of the Series C preferred stock, voting as a single class.

In the event of liquidation, dissolution or winding up of the Company or other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs or upon a reduction of capital, the holders of the Series C convertible preferred shares will be entitled to receive in preference to the holders of the Series A preferred stock and Series B preferred stock and Common Stock an amount equal to the sum of the original purchase price plus all declared but unpaid dividends on such shares. The balance of the proceeds shall be paid, subject to existing preferences of the Series A and Series B preferred stock, pro rata to the holders of the Series C preferred stock (on an “as converted basis”).

Each holder of the Company's Series D convertible preferred stock is entitled to vote on all matters submitted to a vote of the Company's stockholders and shall be entitled to that number of

NETUPDATE
Notes to the Consolidated Financial Statements
(Expressed in U.S. dollars)
Years Ended December 31, 2007 and 2006

7.	Stockholders’ Equity (continued…)

votes equal to the number of whole shares of Common Stock into which such holders shares of Series D preferred stock could be converted into.

Each Series D preferred stock may, at the option of the holder, be converted at any time into one share of Common Stock. The Series D preferred shares could also convert automatically immediately prior to the closing of a firm commitment underwritten public offering by the Company of shares of Common Stock registered under the Securities Act of 1933, as amended, in which the gross offering proceeds are at least $20,000,000 and the per share price at which such shares of Common stock are offered to the public is greater than $0.25 per share or the vote of a majority of the then-outstanding shares of the Series C preferred stock, voting as a single class.

In the event of liquidation, dissolution or winding up of the Company or other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs or upon a reduction of capital, the holders of the Series D convertible preferred shares will be entitled to receive prior and in preference to any distribution of assets of surplus funds to the holders of Series B Preferred Stock and the Common Stock, but subsequent and subordinate to any series of preferred stock with liquidation rights and preferences ranking senior to the Series D Preferred Stock, including without limitation shares of Series A Preferred Stock, Series C Preferred Stock, and Series E Preferred Stock, liquidation amounts equal to $0.325 per share adjusted appropriately for stock splits, stock dividends and the like.

Each holder of the Company's Series E convertible preferred stock is entitled to vote on all matters submitted to a vote of the Company's stockholders and shall be entitled to that number of votes equal to the number of whole shares of Common Stock into which such holders shares of Series E preferred stock could be converted into.

Each Series E preferred stock may, at the option of the holder, be converted at any time into one share of Common Stock. The Series E preferred shares could also convert automatically immediately prior to the closing of a firm commitment underwritten public offering by the Company of shares of Common Stock registered under the Securities Act of 1933, as amended, in which the gross offering proceeds are at least $20,000,000 and the per share price at which such shares of Common stock are offered to the public is greater than $0.25 per share or the vote of a majority of the then-outstanding shares of the Series C preferred stock, voting as a single class.

In the event of liquidation, dissolution or winding up of the Company or other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs or upon a reduction of capital, the holders of the Series E convertible preferred shares will be entitled to receive in preference to the holders of the Series A preferred stock, Series B preferred stock, the Series C Preferred Stock, the Series D Preferred Stock and the Common Stock an amount in cash equal to $0.16 per share together with declared but unpaid dividends.

NETUPDATE
Notes to the Consolidated Financial Statements
(Expressed in U.S. dollars)
Years Ended December 31, 2007 and 2006

8.	Stock Compensation Plans

The Company adopted a stock option plan ("Plan"). The purpose of this Plan is to provide additional incentives to key employees, officers, and directors of the Company in order to help attract and retain the best available personnel for positions of responsibility and otherwise promoting the success of the business activities. It is intended that options issued under this Plan constitute non-qualified stock options. The general terms of awards under the option plan are that 100% of the options granted will vest the year following the grant. The maximum term of options granted is 10 years.

The following table summarizes the Company’s stock option activity for the years ended December 31, 2007 and 2006:

		Common Stock	Series E Stock
	Number of	Weighted Average	Number of	Weighted Average
	Options	Exercise Price	Options	Exercise Price
		$		$

Balance, December 31, 2006	3,045,000	0.01	3,215,000	0.04

Expired	(405,000)	0.01	(600,000)	0.04

Balance, December 31, 2007	2,640,000	0.01	2,615,000	0.04

There are 2,608,000 common stock options and 2,564,750 series E stock options exercisable at December 31, 2007. Additional information regarding stock options outstanding as of December 31, 2007 is as follows:

		Outstanding		Exercisable

Weighted
			Weighted		average
		Weighted average	average		exercise
Exercise Prices	Number of	remaining contractual life	exercise price	Number of Options	price
$	Options	(years)	$		$

Common Stock $.01	2,640,000	5.5	$0.01	2,577,113	$0.01
Series E Preferred $.04	2,615,000	5.6	$0.04	2,489,230	$0.04

NETUPDATE
Notes to the Consolidated Financial Statements
(Expressed in U.S. dollars)
Years Ended December 31, 2007 and 2006

9.	Share Purchase Warrants

The following table summarizes the continuity of the Company's share purchase warrants:

		Weighted
		Average
		Exercise
	Number of	Price
	Warrants	$
Balance, December 31, 2005	7,511,539	$.14
Cancelled	(1,223,077)
Balance, December 31, 2006	6,288,462	$.04
Cancelled	(6,288,462)
Balance, December 31, 2007	nil	$.00

As at December 31, 2007, no share purchase warrants were outstanding:

10.	Commitments & Contingencies

	(a)	The Company's minimum payments required under operating leases for premises and equipment are as follows as at December 31, 2007:

2008
$23,883

(b)

The Company has been assessed with sales tax payable with the State of Texas. Management believes that the maximum likely liability would be in the range of $10,000 and $15,000. The Company has appealed the ruling and believe that the likelihood of eventual payment is uncertain.

NETUPDATE
Notes to the Consolidated Financial Statements
(Expressed in U.S. dollars)
Years Ended December 31, 2007 and 2006

11.	Income Taxes

The reconciliation of the provision for income taxes attributable to continuing operations computed at the statutory tax rate of 34% to income tax expense as reported is as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006
	$	$

Operating loss	1,660,273	1,910,014
Statutory tax rate	34%	34%

Expected recovery	564,493	649,405

Adjustments for:
Amortization	(12,416)	(20,960)
Deferred revenue	79,181	69,494
Unrecognized benefit of non-capital losses	(631,258)	(697,939)

Income tax expense (recovery)	-	-

Deferred income taxes reflect the tax effects of temporary differences between the carrying value of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company’s deferred tax liability calculated at a 34% tax rate consists of the following:

	December	December
	31,	31,
	2007	2006
	$	$

Net operating losses carried forward	13,062,872	12,431,615
Deferred revenue	(79,181)	(69,460)
Book over tax value of property, plant and equipment	3,541	12,390

Deferred tax asset	12,987,232	12,374,545

Valuation allowance	(12,987,232)	(12,374,545)

Net deferred tax asset (liability)	-	-

NETUPDATE
Notes to the Consolidated Financial Statements
(Expressed in U.S. dollars)
Years Ended December 31, 2007 and 2006

11.	Income Taxes (continued…)

As at December 31, 2007, the Company has net operating loss carried forward of approximately $38,081,099 (2006 - $36,420,825) which are available to reduce future taxable income. The losses expire as follows:

$	Expiry

13,341,607	2021
9,322,551	2022
6,334,652	2023
3,502,886	2024
2,009,111	2025
1,910,018	2026
1,660,274	2027

Effective January 1, 2007, the Company adopted Financial Accounting Standards Board (FASB) Interpretation No 48. (FIN 48), “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109.” FIN 48, as amended May 2007 by FASB Staff Position FIN 48-1, “Definition of ‘Settlement’ in FASB Interpretation No. 48,’ prescribes a minimum recognition threshold and measurement methodology that a tax position taken or expected to be taken in a tax return is require to meet before being recognized in the financial statements. It also provides guidance for derecognition, classification, interest, and penalties, accounting in interim periods, disclosure, and transition. Adoption of this accounting standard had no impact on the consolidated financial statements.

12.	Subsequent Events

(a)

On January 11, 2008, the Company entered into an Asset Purchase Agreement ("the Agreement") with Most Home Corp., a Nevada registered public company. Most Home Corp., will purchase the net operating assets of the Company. On February 1, 2008, the two companies closed on the Agreement. Under the Agreement, the Most Home Corp. purchased the assets of Netupdate and assumed certain liabilities. In consideration of the Agreement, the Most Home will issue common stock with a total value of $700,000 (1,845,046 shares), representing the total purchase price, to the shareholders of Netupdate. The Company's shares will be restricted stock with "piggyback" registration rights. Details of the Agreement were filed with the SEC in an 8-K dated January 16, 2008, file no. 000-29067. The carrying amount of the assets sold and the liabilities assumed are as follows:

NETUPDATE
Notes to the Consolidated Financial Statements
(Expressed in U.S. dollars)
Years Ended December 31, 2007 and 2006

12.	Subsequent events (continued…)

Carrying Value
at Jan 31, 2008
Account	($)

Accounts receivable (net)	29,650
Prepaids	9,077
Property & equipment (net)	44,527
Deposits	11,941
Total assets	95,195

Accounts payable	34,631
Accrued liabilities	27,311
Unearned revenue	239,725
Total liabilities	301,667